                                                                     EXHIBIT 3.1

                            ARTICLES OF INCORPORATION
                                       OF
                               CVB FINANCIAL CORP.

      The undersigned Incorporator hereby executes, acknowledges and files the following Articles of Incorporation for the purpose of forming a corporation under the General Corporation Law of the State of California:

      One: The name of the Corporation shall be:

                               CVB FINANCIAL CORP.

      Two: The purpose of the Cooperation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

      Three: The name and address in this state of the Corporation's initial agent for service of process in accordance with subdivision (b) of Section 1502 of the General Corporation Law is:

             BARNET REITNER
             Manatt, Phelps, Rothenberg & Tunney
             1888 Century Park East, 21st Floor
             Los Angeles, California 90067

      Four: The Corporation is authorized to issue only one class of shares, and the total number of shares which the Corporation is authorized to issue is 20,000,000.

      In WITNESS WHEREOF, the undersigned Incorporator has executed the foregoing Articles of Incorporation on April 24, 1981.


                                        /s/ Barnet Reitner
                                        ----------------------------
                                        Barnet Reitner, Incorporator

      The undersigned declares that he is the person who executed the foregoing Articles of Incorporation and that such instrument is the act and deed of the undersigned.


                                        /s/ Barnet Reitner
                                        ----------------------------
                                        Barnet Reitner

                           CERTIFICATE OF AMENDMENT OF
                          ARTICLES OF INCORPORATION OF
                               CVB FINANCIAL CORP.

      John Cavallucci and Christina Schaefer certify:

      1. That they are the President/Chief Executive Officer and Secretary, respectively, of CVB Financial Corp., a California corporation.

      2. That Article Four of the Corporation's Articles of Incorporation is amended to read as follows:

            "Four: The Corporation is authorized to issue only one class of shares, and the total number of shares which the Corporation is authorized to issue is 25,000,000. Upon the amendment of this Article to read as herein set forth each four outstanding shares are split up and converted into five shares."

      3. That the foregoing amendment of the Corporation's Articles of Incorporation has been duly approved by the Board of Directors.

      4. That the foregoing amendment was one which the Board of Directors alone may adopt without approval of the outstanding shares pursuant to Section 902(c) of the California Corporations Code, since only one class of shares is outstanding.


                                        /s/ John Cavallucci
                                        ----------------------------
                                        John Cavallucci
                                        President and Chief Executive Officer


                                        /s/ Christina Schaefer
                                        ----------------------------
                                        Christina Schaefer
                                        Secretary

            Each of the undersigned declares, under penalty of perjury that the matters set forth in the foregoing Certificate are true of their own knowledge. Executed at Chino, California on January 21, 1986.


                                        /s/ John Cavallucci
                                        ----------------------------
                                        John Cavallucci


                                        /s/ Christina Schaefer
                                        ----------------------------
                                        Christina Schaefer

                            CERTIFICATE OF AMENDMENT
                         OF ARTICLES OF INCORPORATION OF
                               CVB FINANCIAL CORP.

      The undersigned, John Cavallucci and Christina Schaefer, do hereby certify:

      1. That they are and have been, at all times mentioned herein, respectively, the duly acting President, the Chief Executive Officer and Secretary of CVB Financial Corp. (the "Company"), a California corporation; and

      2. That the following is a true and correct copy of a resolution of the Company adopted by the holders of the majority of the outstanding shares of the Company's Common Stock entitled to vote pursuant to a Written Consent of Shareholders.

            BE IT HEREBY RESOLVED, that Article Four of the Company's Articles of Incorporation, which currently provides as follows:

                  "Four. The Corporation is authorized to issue only one class of shares, and the total number of shares which the Corporation is authorized to issue is 25,000,000. Upon the amendment of this Article to read as herein set forth each four outstanding shares are split up and converted into five shares."

      be, and it hereby is amended in full to read as follows:

                  "Four. This Corporation is authorized to issue two (2) classes of shares of stock: one class of shares to be called "Common Stock"; the second class of shares to be called "Serial Preferred Stock." The total number of shares of stock which the Corporation shall have authority to issue is Forty-five million (45,000,000), of which Twenty-Five Million (25,000,000) shall be Common Stock and Twenty Million (20,000,000) shall be Serial Preferred Stock. At the time the amendment to this Article to read as herein set forth becomes effective, each outstanding share of capital stock of this Corporation shall be reclassified as one share of Common Stock of the Corporation.

                  The designations and the powers, preferences and rights and the qualifications, limitations or restrictions thereof, of each class of stock of the Corporation shall be as follows:

                  (a) Serial Preferred Stock.

                        The Serial Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to fix or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of preferred shares, and the number of shares constituting any such series and a designation thereof, or any of them; and to increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

                  (b) Common Stock

                        (1) After the requirements with respect to preferential dividends upon all classes and series of stock entitled thereto shall have been paid or declared and set apart for payment and after the Corporation shall have complied with all requirements, if any, with respect to the setting aside of sums as a sinking fund or for a redemption account on any class of stock, then and not otherwise, the holders of Common Stock shall be entitled to receive, subject to the applicable provisions of the Corporations Code of the State of California, such dividends as may be declared from time to time by the Board of Directors.

                        (2) After distribution in full of the preferential amounts to be distributed to the holders of all classes and series of stock entitled thereto in the event of a voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, as provided for in the Corporations Code of the State of California, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation.

                        (3) Each holder of Common Stock shall have one (1) vote in respect of each share of stock held by him, subject, however, to such special voting rights by class as are or may be granted to holders of Serial Preferred Stock.

      3. That the foregoing Amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the California Corporations Code. The total number of outstanding shares of the Corporation is 1,216,573. The number of shares voting in favor of the Amendment equaled or exceeded the vote required. The percentage vote required was more than fifty percent (50%).

      4. That the foregoing Amendment of Articles of Incorporation has been duly approved and adopted with the necessary quorum present at a duly held meeting of the Board of Directors of the Company held on June 18, 1986.

            IN WITNESS WHEREOF, the undersigned have executed this Certificate on September 30, 1986.


                                        /s/ John Cavallucci
                                        ----------------------------
                                        John Cavallucci, President and
                                        Chief Executive Officer


                                        /s/ Christina Schaefer
                                        ----------------------------
                                        Christina Schaefer, Secretary

            Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing Certificate are true and correct.

            Executed this 30th day of September, 1986, in Chino, California.


                                        /s/ John Cavallucci
                                        ----------------------------
                                        John Cavallucci, President and
                                        Chief Executive Officer


                                        /s/ Christina Schaefer
                                        ----------------------------
                                        Christina Schaefer, Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION

      John Cavallucci and Tina Schaefer certify that:

      1. They are the President/Chief Executive Officer and the Secretary, respectively, of CVB Financial Corp., a California corporation.

      2. The Articles of Incorporation of this corporation are amended to include an Article Five that reads as follows:

            "Five: Section 1. Elimination of Directors' Liability. The liability of the directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

      Section 2. Indemnification of Corporate Agents. This corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California Corporations Code) through bylaw provisions, agreements with agents, vote of shareholders or disinterested directors or otherwise, in excess of the indemnification otherwise permitted by Section 317 of the California Corporations Code, subject only to the applicable limits set forth in Section 204 of the California Corporations Code with respect to actions for breach of duty to the corporation and its shareholders.

      Section 3. Insurance from a Subsidiary. This corporation is authorized to purchase and maintain insurance on behalf of its agents against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such from a company, the shares of which are owned in whole or in part by this corporation, provided that any policy issued by such company is limited to the extent required by applicable law.

      Section 4. Repeal or Modification. Any repeal or modification of the foregoing provisions of this Article Five by the shareholders of this corporation shall not adversely affect any right or protection of an agent of this corporation existing at the time of that repeal or modification."

      3. The foregoing Amendment of Articles of Incorporation was duly approved by the Board of Directors at its meeting held on February 22, 1988, at which a quorum was present and acting throughout.

      4. The foregoing Amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the California General Corporation Law, at a meeting held on May 18, 1988. The corporation has no shares of preferred stock outstanding. The total number of shares of Common Stock outstanding at the record date for determining shareholders entitled to vote was 2,281,068. The number of shares of Common Stock voting in favor of the amendment equaled or exceeded the vote required, which was more than 50 percent of the Common Stock.

      We further declare under penalty of perjury under the laws of the State of California that the matters set forth in the foregoing Certificate are true and correct of our own knowledge.

            Dated 5-20-88


                                        /s/ John Cavallucci
                                        ----------------------------
                                        John Cavallucci, President
                                        and Chief Executive Officer


                                        /s/ Tina Schaefer
                                        ----------------------------
                                        Tina Schaefer, Secretary

                            CERTIFICATE OF AMENDMENT
                         OF ARTICLES OF INCORPORATION OF
                               CVB FINANCIAL CORP.

      John Cavallucci and Tina Schaefer certify:

      1. That they are the President and Secretary, respectively, of CVB Financial Corp., a California corporation.

      2. That Article FOUR of the Corporation's Articles of Incorporation is amended to read as follows:

            "Four. This Corporation is authorized to issue two (2) classes of shares of stock: one class of shares to be called "Common Stock"; the second class of shares to be called "Serial Preferred Stock." The total numbers of shares of stock which the Corporation shall have authority to issue is Seventy Million (70,000,000), of which Fifty Million (50,000,000) shall be Common Stock and Twenty Million (20,000,000) shall be Serial Preferred Stock. Upon the amendment of this Article to read as herein set forth each one outstanding share of Common Stock is split up and converted into two shares of Common Stock.

                  The designation and powers, preferences and rights and the qualifications, limitations or restrictions thereof, of each class of stock of the Corporation shall be as follows:

            (a) Serial Preferred Stock.

                  The Serial Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to fix or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of preferred shares, and the number of shares constituting any such series and a designation thereof, or any of them; and to increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

            (b) Common Stock

                  (1) After the requirements with respect to preferential dividends upon all classes and series of stock entitled thereto shall have been paid or declared and set apart for payment and after the Corporation shall have complied with all requirements, if any, with respect to the setting aside of sums as a sinking fund or for a redemption account on any class of stock, then and not otherwise, the holders of Common Stock shall be entitled to receive, subject to the applicable provisions of the Corporations Code of the State of California, such dividends as may be declared from time to time by the Board of Directors.

                  (2) After distribution in full of the preferential amounts to be distributed to the holders of all classes and series of stock entitled thereto in the event of a voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, as provided for in the Corporations Code of the State of California, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation.

                  (3) Each holder of Common Stock shall have one (1) vote in respect of each share of stock held by him, subject, however, to such special voting rights by class as are or may be granted to holders of Serial Preferred Stock.

      3. That the foregoing amendment of the Corporation's Articles of Incorporation has been duly approved by the Board of Directors at their regular meeting held on September 20, 1989.

      4. That the foregoing amendment was one which the Board of Directors alone may adopt without approval of the outstanding shares pursuant to Section 902(c) of the California Corporations Code, since only one class of shares are outstanding.


                                        /s/ John Cavallucci
                                        ----------------------------
                                        John Cavallucci, President


                                        /s/ Tina Schaefer
                                        ----------------------------
                                        Tina Schaefer, Secretary

      Each of the undersigned declares, under penalty of perjury that the matters set forth in the foregoing Certificate are true of their own knowledge. Executed at Ontario, California on September 20, 1989


                                        /s/ John Cavallucci
                                        ----------------------------
                                        John Cavallucci


                                        /s/ Tina Schaefer
                                        ----------------------------
                                        Tina Schaefer

                            CERTIFICATE OF AMENDMENT
                         OF ARTICLES OF INCORPORATION OF
                               CVB FINANCIAL CORP.

      The undersigned, D. Linn Wiley and Donna Marchesi, do hereby certify:

      1. That they are and have been at all times herein mentioned the duly elected and acting President and the Secretary, respectively, of CVB Financial Corp., a California corporation (the "Company").

      2. That the Board of Directors of the Company adopted the following resolutions on December 17, 1997:

      NOW, THEREFORE, BE IT RESOLVED that the first paragraph of article Four of the Company's Articles of Incorporation is amended to read as follows:

            "Four. This Corporation is authorized to issue two (2) classes of shares of stock: one class of shares to be called "Common Stock"; the second class of shares to be called "Serial Preferred Stock." The total number of shares of stock which the corporation shall have authority to issue is Seventy Million (70,000,000), of which Fifty Million (50,000,000) shall be Common Stock and Twenty Million (20,000,000) shall be Serial Preferred Stock. Upon the amendment of this Article to read as herein set forth each two (2) outstanding shares of Common Stock are split up and converted into three (3) shares of Common Stock.

      3. Approval of the foregoing Amendment of the Articles of Incorporation ("Amendment") by the shareholders is not required pursuant to Section 902(c) of the California Corporations Code.

      4. This Amendment shall become effective on January 2, 1998.

      IN WITNESS WHEREOF, the undersigned have executed the Certificate on December 23, 1997.


                                        /s/ D. Linn Wiley
                                        ----------------------------
                                        D. Linn Wiley, President


                                        /s/ Donna Marchesi
                                        ----------------------------
                                        Donna Marchesi, Secretary

      Each if the undersigned declares under penalty of perjury that the matters set forth in the foregoing Certificate are true and correct of our own knowledge.

      Executed this 23rd day of December, 1997 in Ontario, California.


                                        /s/ D. Linn Wiley
                                        ----------------------------
                                        D. Linn Wiley, President


                                        /s/ Donna Marchesi
                                        ----------------------------
                                        Donna Marchesi, Secretary

                            CERTIFICATE OF AMENDMENT
                         OF ARTICLES OF INCORPORATION OF
                               CVB FINANCIAL CORP.

      The undersigned, D. Linn Wiley and Donna Marchesi, do hereby certify:

      1. That they are and have been at all times herein mentioned the duly elected and acting President and the Secretary, respectively, of CVB Financial Corp., a California corporation (the "Company").

      2. That the Board of Directors of the Company adopted the following resolutions on December 15, 1999:

      NOW, THEREFORE, BE IT RESOLVED that the first paragraph of article Four of the Company's Articles of Incorporation is amended to read as follows:

            "Four. This Corporation is authorized to issue two (2) classes of shares of stock: one class of shares to be called "Common Stock"; the second class of shares to be called "Serial Preferred Stock." The total number of shares of stock which the corporation shall have authority to issue is Seventy Million (70,000,000), of which Fifty Million (50,000,000) shall be Common Stock and Twenty Million (20,000,000) shall be Serial Preferred Stock. Upon the amendment of this Article to read as herein set forth each four (4) outstanding shares of Common Stock are split up and converted into five (5) shares of Common Stock.

      3. Approval of the foregoing Amendment of the Articles of Incorporation ("Amendment") by the shareholders is not required pursuant to Section 902(c) of the California Corporations Code.

      4. This Amendment shall become effective at 5:00 p.m. California time on January 14, 2000.

      IN WITNESS WHEREOF, the undersigned have executed the Certificate on December 31, 1999.


                                        /s/ D. Linn Wiley
                                        ----------------------------
                                        D. Linn Wiley, President


                                        /s/ Donna Marchesi
                                        ----------------------------
                                        Donna Marchesi, Secretary

      Each if the undersigned declares under penalty of perjury that the matters set forth in the foregoing Certificate are true and correct of our own knowledge.

      Executed this 31st day of December, 1999 in Ontario, California.


                                        /s/ D. Linn Wiley
                                        ----------------------------
                                        D. Linn Wiley, President


                                        /s/ Donna Marchesi
                                        ----------------------------
                                        Donna Marchesi, Secretary

                            CERTIFICATE OF AMENDMENT
                         OF ARTICLES OF INCORPORATION OF
                               CVB FINANCIAL CORP.

      The undersigned, D. Linn Wiley and Donna Marchesi, do hereby certify:

      1. That they are and have been at all times herein mentioned the duly elected and acting President and the Secretary, respectively, of CVB Financial Corp., a California corporation (the "Company").

      2. That the Board of Directors of the Company adopted the following resolutions on December 19, 2001:

NOW, THEREFORE, BE IT RESOLVED that the first paragraph of article Four of the Company's Articles of Incorporation is amended to read as follows:

            "Four. This Corporation is authorized to issue two (2) classes of shares of stock: one class of shares to be called "Common Stock"; the second class of shares to be called "Serial Preferred Stock." The total number of shares of stock which the corporation shall have authority to issue is Eighty Two Million Five Hundred Thousand (82,500,000), of which Sixty Two Million Five Hundred Thousand (62,500,000) shall be Common Stock and Twenty Million (20,000,000) shall be Serial Preferred Stock. Upon the amendment of this Article to read as herein set forth each four (4) outstanding shares of Common Stock are split up and converted into five (5) shares of Common Stock.

      3. Approval of the foregoing Amendment of the Articles of Incorporation ("Amendment") by the shareholders is not required pursuant to Section 902(c) of the California Corporations Code. There are no shares of Serial Preferred Stock outstanding.

      4. This Amendment shall become effective at 5:00 p.m. California time on January 4, 2002.

      IN WITNESS WHEREOF, the undersigned have executed the Certificate on December 26, 2001.


                                        /s/ D. Linn Wiley
                                        ----------------------------
                                        D. Linn Wiley, President


                                        /s/ Donna Marchesi
                                        ----------------------------
                                        Donna Marchesi, Secretary

      Each if the undersigned declares under penalty of perjury that the matters set forth in the foregoing Certificate are true and correct of our own knowledge.

      Executed this 26th day of December, 2001 in Ontario, California.


                                        /s/ D. Linn Wiley
                                        ----------------------------
                                        D. Linn Wiley, President


                                        /s/ Donna Marchesi
                                        ----------------------------
                                        Donna Marchesi, Secretary

                            CERTIFICATE OF AMENDMENT
                         OF ARTICLES OF INCORPORATION OF
                               CVB FINANCIAL CORP.

      The undersigned, D. Linn Wiley and Donna Marchesi, do hereby certify:

      1. That they are and have been at all times herein mentioned the duly elected and acting President and the Secretary, respectively, of CVB Financial Corp., a California corporation (the "Company").

      2. That the Board of Directors of the Company adopted the following resolutions on December 18, 2002:

NOW, THEREFORE, BE IT RESOLVED that the first paragraph of article Four of the Company's Articles of Incorporation is amended to read as follows:

            "Four. This Corporation is authorized to issue two (2) classes of shares of stock: one class of shares to be called "Common Stock"; the second class of shares to be called "Serial Preferred Stock." The total number of shares of stock which the corporation shall have authority to issue is Ninety Eight Million One Hundred Twenty Five Thousand (98,125,000), of which Seventy Eight Million One Hundred Twenty Five Thousand (78,125,000) shall be Common Stock and Twenty Million (20,000,000) shall be Serial Preferred Stock. Upon the amendment of this Article to read as herein set forth each four (4) outstanding shares of Common Stock are split up and converted into five (5) shares of Common Stock.

      3. Approval of the foregoing Amendment of the Articles of Incorporation ("Amendment") by the shareholders is not required pursuant to Section 902(c) of the California Corporations Code. This Amendment only provides for a stock split and an increase in the authorized shares of Common Stock in proportion thereto. There are no shares of Serial Preferred Stock outstanding.

      4. This Amendment shall become effective at 5:00 p.m. California time on January 3, 2003.

      IN WITNESS WHEREOF, the undersigned have executed the Certificate on December 24, 2002.


                                        /s/ D. Linn Wiley
                                        ----------------------------
                                        D. Linn Wiley, President


                                        /s/ Donna Marchesi
                                        ----------------------------
                                        Donna Marchesi, Secretary

      Each if the undersigned declares under penalty of perjury that the matters set forth in the foregoing Certificate are true and correct of our own knowledge.

      Executed this 24th day of December, 2002 in Ontario, California.


                                        /s/ D. Linn Wiley
                                        ----------------------------
                                        D. Linn Wiley, President


                                        /s/ Donna Marchesi
                                        ----------------------------
                                        Donna Marchesi, Secretary